Exhibit 99.2

INTEGRATED MICROWAVE TECHNOLOGIES, LLC
December 31, 2015

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the Board of Directors and Shareholders of xG Technology, Inc.

We have audited the accompanying balance sheet of Integrated Microwave Technologies, LLC (the “Company”) as of December 31, 2015, and the related statements of operations, changes in member’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrated Microwave Technologies, LLC as of December 31, 2015, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully discussed in Note 2, the Company was acquired by an entity that has incurred significant net losses and needs to raise additional funds to meet its obligations and sustain the operations of the newly combined entity. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Marcum LLP

Marcum LLP

New York, NY

April 12, 2016

F-2

INTEGRATED MICROWAVE TECHNOLOGIES, LLC

BALANCE SHEET
(IN THOUSANDS)

December 31, 2015
ASSETS
Current Assets
Cash	$967
Accounts receivable, net	424
Inventories, net	2,591
Prepaid expenses and other current assets	57
Total current assets	4,039
Property and equipment, net	138
Total assets	$4,177
LIABILITIES AND MEMBER'S EQUITY
Current Liabilities
Accounts payable	$211
Accrued expenses	334
Deferred rent	180
Customer deposits	154
Total current liabilities	879

Commitments and Contingencies

Member's equity	3,298
Total liabilities and member's equity	$4,177

The accompanying notes are an integral part of these financial statements.

F-3

INTEGRATED MICROWAVE TECHNOLOGIES, LLC

STATEMENT OF OPERATIONS
(IN THOUSANDS)

For the Year Ended December 31, 2015

Revenue	$7,228
Cost of Revenue and operating expenses
Cost of components and personnel	3,437
Inventory valuation adjustments	2,968
General and administrative expenses	3,602
Research and development	781
Amortization and depreciation	138
Total operating expenses	(10,926)
Net loss	$(3,698)

The accompanying notes are an integral part of these financial statements.

F-4

INTEGRATED MICROWAVE TECHNOLOGIES, LLC

STATEMENT OF CASH FLOW
(IN THOUSANDS)

For the Year Ended December 31, 2015
Cash flows from operating activities
Net Loss	$(3,698)
Adjustments to reconcile net loss to net cash provided by operating activities
Inventory valuation adjustments	2,968
Deferred rent	180
Depreciation and amortization	138

Changes in assets and liabilities
Accounts receivable	434
Inventory	1,235
Prepaid expenses and other current assets	29
Accounts payable	(321)
Accrued expenses	(540)
Customer deposits	(94)
Net cash provided by operating activities	331

Cash flows from investing activities
Capital expenditures for property and equipment	(147)
Net cash used in investing activities	(147)

Net increase in cash	184
Cash, beginning of year	783
Cash, end of year	$967

Interest Paid	$-
Taxes Paid	$-

The accompanying notes are an integral part of these financial statements.

F-5

INTEGRATED MICROWAVE TECHNOLOGIES, LLC

STATEMENT OF CHANGES IN MEMBER'S EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2015

(IN THOUSANDS)

Total
Balance, January 1, 2015	$6,996
Net Loss	(3,698)
Balance, December 31, 2015	$3,298

The accompanying notes are an integral part of these financial statements.

F-6

INTEGRATED MICROWAVE TECHNOLOGIES, LLC

NOTES TO FINANCIAL STATEMENTS

1 — NATURE OF OPERATIONS

Description of Business

Integrated Microwave Technologies, LLC (the “Company” or “IMT”) is a Delaware LLC that designs, manufactures and supplies Coded Orthogonal Frequency Division Multiplexing (COFDM) microwave transmitters and receivers serving the broadcast, sports and entertainment, military, aerospace and government markets. IMT comprises the leading microwave brands Nucomm, RF Central and IMT, offering customers worldwide complete video solutions. Nucomm is a premium brand of digital broadcast microwave video systems. RF Central is an innovative brand of compact microwave video equipment for licensed and license-free sports and entertainment applications. IMT is also a provider of mission-critical wireless video solutions to state, local and federal police departments.

On January 29, 2016, xG Technology, Inc. (“xG”) completed the acquisition of certain assets and liabilities of Integrated Microwave Technologies, LLC, pursuant to an asset purchase agreement between xG and IMT (the ‘‘Asset Purchase Agreement’’). Pursuant to the terms of the Asset Purchase Agreement, xG acquired substantially all of the assets and liabilities of IMT in connection with, necessary for or material to IMT’s business of designing, manufacturing and supplying of COFDM microwave transmitters and receivers serving the broadcast, sports and entertainment, military, aerospace and government markets (the ‘‘Transaction’’). The purchase price for the Transaction was $3,000,000, which was paid through: (i) the issuance of a promissory note in the principal amount of $1,500,000 due March  31, 2016 (the ‘‘Initial Payment Note’’); and (ii) the issuance of a promissory note in the principal amount of $1,500,000 due July 29, 2017 (the ‘‘Deferred Payment Note’’). xG has not yet made the required $1.5 million payment due on March 31, 2016 and is currently in negotiations to modify the repayment terms.

2 — GOING CONCERN

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which contemplate continuation of the Company as a going concern. The Company continues to experience declining revenues and had a net loss of approximately $3 million for the year ended December 31, 2015. In addition, xG also continues to experience recurring net losses, cash used from operations, and significantly long sales cycles. These factors taken together raise substantial doubt about the Company’s ability to continue as a going concern.

If the Company and xG are unable to raise additional capital and/or improve on its revenue producing opportunities in the near term, the carrying value of its assets may be materially impacted. The financial statements do not include any adjustments related to the recovery and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates and assumptions include reserves and write-downs related to receivables and inventories and the recoverability of long-lived assets.

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INTEGRATED MICROWAVE TECHNOLOGIES, LLC

NOTES TO FINANCIAL STATEMENTS

3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Cash

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents. The Company did not have any cash equivalents on hand as of December 31, 2015.

Concentrations of Credit Risk for Cash and Accounts Receivable

The Company does not have any off-balance-sheet concentrations of credit risk. Credit risk is the risk that counterparty will default on its contractual obligations resulting in financial loss to the Company. The Company’s credit risk is primarily attributable to its cash and accounts receivable. The Company’s policy is to maintain its cash with high credit quality financial institutions to limit its risk of loss exposure. During the year, the Company had cash balances in excess of the federally insured limits of $250,000. The funds were on deposit with Bank of America, NA. Consequently, the Company does not believe that there is a significant risk having these balances in one financial institution. The Company has not experienced any losses in its bank accounts through December 31, 2015.

Inventory

Inventory, consisting principally of raw materials and finished goods, are computed using standard cost, which approximates actual cost, using the first in, first out (FIFO) method. Raw materials consist of purchased parts, components and supplies. The Company evaluates inventory balances and either writes-down inventory that is obsolete or based on a lower of cost or market analysis or records a reserve for slow moving or excess inventory.

Property and Equipment

Property and equipment are presented at cost at the date of acquisition. Depreciation is computed using the straight-line method over estimated useful asset lives, which range from 3 to 5 years commencing the month following the purchase.

Allowance for Doubtful Accounts

For customers, management assesses the credit quality of the customer, taking into account its financial position, past experience and other factors. In the event that management determines that a receivable becomes uncollectible, or events or circumstances change, which result in a temporary cessation of payments from the customer, the Company will make a best estimate of probable or potential losses in accounts receivable balance using the allowance method for each quarterly period. Management will periodically review the receivables at the end of each reporting period and the appropriate accrual will be made based on current available evidence and historical experience. Bad debt expense was immaterial during the year ended December 31, 2015 and the allowance for doubtful accounts was $18,000 as of December 31, 2015.

Revenue Recognition

The Company recognizes revenues when persuasive evidence of an arrangement exists, services have been rendered, the price is fixed and determinable, and collectability is reasonably assured. Revenues from management and consulting, time-and-materials service contracts, maintenance agreements and other services, are recognized as the services are provided or at the time the goods are shipped and title as passed.

Research and Development Expenses

Development expenses consist primarily of salaries, related costs for technical and programming personnel, and components used for research and testing, are expensed as incurred.

F-8

INTEGRATED MICROWAVE TECHNOLOGIES, LLC

NOTES TO FINANCIAL STATEMENTS

3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Income Taxes

The Company was organized as a partnership for income tax purposes at December 31, 2015. No income tax liability or benefit has been included in the financial statements since taxable income or loss of the Company passed through to, and is reportable by, the member. The Company is subject to certain state and local taxes.

Warranty Reserve

Although the Company tests its product in accordance with its quality programs and processes, its warranty obligation is affected by product failure rates and service delivery costs incurred in correcting a product failure. Should actual product failure rates or service costs differ from the Company’s estimates, which are based on limited historical data, where applicable, revisions to the estimated warranty liability would be required. The warranty policy for the Company’s products is two years. A roll forward of the Company’s warranty reserve is as follows:

Warranty Reserve
January 1, 2015	$215,000
Warranty reserve expense	-
Warranty claims settled and true-up of accrual	(48,000)
December 31, 2015	$167,000

Advertising Costs

Advertising costs are charged to operations as incurred. Advertising costs amounted to $78,000 for the year ended December 31, 2015. Advertising costs are included in general and administrative expenses in the accompanying statement of operations.

Shipping and Handling Costs

Shipping and handling charges are invoiced to the customer and the Company nets these revenues against the respective costs within general and administrative expenses.

Recently Issued Accounting Principles

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers,” (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC 605 - Revenue Recognition and most industry-specific guidance throughout the ASC. The standard requires that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASU 2014-09 should be applied retrospectively to each prior reporting period presented or retrospectively with the cumulative effect of initially applying ASU 2014-09 recognized at the date of initial application. To allow entities additional time to implement systems, gather data and resolve implementation questions, the FASB issued ASU No. 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, in August 2015, to defer the effective date of ASU No. 2014-09 for one year, which is fiscal years beginning after December 15, 2017. Early adoption is permitted commencing January 1, 2017. For all other entities (nonpublic entities), the amendments in this ASU are effective for annual reporting periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. A nonpublic entity may elect to apply this guidance later, however, only as prescribed in this ASU. The Company is currently evaluating the impact of the adoption of ASU 2014-09 on its financial statements or disclosures.

F-9

INTEGRATED MICROWAVE TECHNOLOGIES, LLC

NOTES TO FINANCIAL STATEMENTS

3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

In July 2015, the FASB issued Accounting Standards Update No. 2015-11, Simplifying the Measurement of Inventory (“ASU 2015-11”). ASU 2015-11 requires an entity to measure inventory at the lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. Subsequent measurement is unchanged for inventory measured using last-in, first-out (“LIFO”) or the retail inventory method. It is effective for annual reporting periods beginning after December 15, 2016. The amendments should be applied prospectively with earlier application permitted as of the beginning of an interim or annual reporting period.  The Company has not yet determined the effect of the adoption of this standard will have on the Company’s financial position and results of operations.

The FASB has issued Accounting Standards Update (“ASU”) 2016-02, “Leases” (Topic 842). ASU 2016-02 requires that a lessee recognize the assets and liabilities that arise from operating leases. A lessee should recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. In transition, lessees and lessors are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. Public business entities are required to apply the amendments in ASU 2016-02 for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application is permitted for all public business entities and all nonpublic business entities upon issuance. The Company has not yet determined the effect of the adoption of this standard on the Company’s financial position and results of operations.

4 — ACCOUNTS RECEIVABLE

Accounts receivable consist of the following:

December 31, 2015
Accounts receivable	$442,000
Net allowance for doubtful accounts	(18,000)
Net accounts receivable	$424,000

5 — INVENTORY

Inventories included in the accompanying balance sheet are stated at the lower of cost or market and include raw materials, net of $1,440,199 and finished goods, net of $1,150,801 at December 31, 2015.

F-10

INTEGRATED MICROWAVE TECHNOLOGIES, LLC

NOTES TO FINANCIAL STATEMENTS

6 — PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	Useful Life (years)
		December 31, 2015
Cost:
Furniture and equipment	3 – 5 years	$1,387,000
Accumulated depreciation		(1,249,000)
Property and equipment, net		$138,000

Depreciation of property and equipment amounted to $138,000 for the year ended December 31, 2015.

7 — COMMITMENTS AND CONTINGENCIES

Leases

The Company’s office rental expenses (paid to a former owner of the Company) was approximately $206,000 during the year ended December 31, 2015. The lease will expire on February 2017. Total obligation of minimum future annual rentals, exclusive of real estate taxes and related costs, are approximately as follows:

Year Ending December 31,
2016	$360,000
2017	60,000
$420,000

Legal

The Company is subject, from time to time, to claims by third parties under various legal theories. The defense of such claims, or any adverse outcome relating to any such claims, could have a material adverse effect on the Company’s liquidity, financial condition and cash flows. For the year ended December 31, 2015, the Company did not have any legal actions pending.

8 — CONCENTRATIONS

During the year ended December 31, 2015, approximately $973,000 (14%) of the Company’s sales were derived from one customer in excess of 10% of the Company's total sales. No other customer exceeded 10% of the Company’s total sales.

During the year ended December 31, 2015, approximately $240,000 (57%) of the Company’s accounts receivables were derived from two customers broken down individually as follows; $169,000 (40%) and $71,000 (17%).

During the year ended December 31, 2015, approximately $478,000 (13%) of the Company’s inventory purchases were derived from one vendor.

F-11

INTEGRATED MICROWAVE TECHNOLOGIES, LLC

NOTES TO FINANCIAL STATEMENTS

9 — RELATED PARTY TRANSACTIONS

The Company paid a management fee of $42,000 to the former owner in the year ended December 31, 2015. The Company paid an IT service fee of $32,000 to a company owned by the same former owner in the year ended December 31, 2015.

10 — SUBSEQUENT EVENTS

Management has evaluated subsequent events or transactions occurring through the date the financial statements were issued and determined that no events or transactions are required to be disclosed herein, except as disclosed.

F-12